SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-49819

Date of Report: August 11, 2008

CHINA STATIONERY AND OFFICE SUPPLY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	33-0931599
(STATE OR OTHER JURISDICTION OF	(I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)

c/o Ningbo Binbin Stationery
Qiaotouhu Industrial Park
Ninghai, Zhejiang Province 315611 P.R. China
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

011-86-65160858
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 11, 2008 the Board of Directors of China Stationery and Office Supply, Inc. determined that the financial statements of China Stationery included in its Annual Report on Form 10-KSB for the years ended December 31, 2007and 2006 and in its Quarterly Report on Form 10-Q for the three month period ended March 31, 2008 should no longer be relied upon.  The reasons for the conclusion were:

•	The Balance Sheets as of December 31, 2007 and 2006 and as of March 31, 2008 failed to properly disclose the minority interest in China Stationery’s subsidiary that was not owned by China Stationery.

•	The Balance Sheets as of December 31, 2006 stated that there were shares of preferred stock outstanding, although these shares had been converted to common stock during 2006.

•
The Statements of Stockholders Equity for the years ended December 31, 2007 and 2006 failed to record the conversion of preferred stock to common stock during 2006, failed to record the 5:32 reverse stock split in 2006, and misstated the number of shares of common stock issued in connection with the merger and recapitalization in 2006.

•	The Balance Sheets as of March 31, 2008 mischaracterized several assets as “other receivables.”

•	The Statements of Income for the three months ended March 31, 2008 failed to record certain general and administrative expenses because they had been improperly classified as “other receivables.”

           After the Board of Directors concluded that the financial statements, as filed, should no longer be relied upon, the Company’s Controller, at the direction of the Board of Directors, discussed that conclusion with P.C.Liu, CPA, P.C., the Company’s independent registered public accounting firm.

To remedy the errors in the 2007 and 2006 financial statements, China Stationery has filed an amendment to its Annual Report on Form 10-K for the year ended December 31, 2007.  The amendment contains restated financial statements. The effect of the restatement on the balance sheets as originally reported is demonstrated below:

	December 31, 2007
	As Reported	As Restated
Minority Interest in Consolidated Subsidiary	$--	$451,823
Additional Paid-in Capital	1,654,324	1,198,013
Retained Earnings	875,886	882,225
Statutory Reserve	592,231	590,380
Total Stockholders’ Equity	4,398,281	3,946,458

	December 31, 2006
	As Reported	As Restated
Minority Interest in Consolidated Subsidiary	$--	$513,460
Preferred Stock	500	--
Additional Paid-in Capital	1,653,824	1,198,013
Retained Earnings	2,725,037	2,669,739
Statutory Reserve	592,231	590,380
Total Stockholders’ Equity	5,532,461	5,019,001

                To remedy the errors in the March 31, 2008 financial statements, China Stationery has filed an amendment to its Quarterly Report on Form 10-Q for the period ended March 31, 2008.  The effect of the restatement on the balance sheets as originally reported is demonstrated below:

	March 31, 2008
	As Reported	As Restated
Accounts Receivable - net	$3,354,917	$5,649,577
Advance to Suppliers	2,160,920	5,041,204
Other Receivable/Other Assets	6,386,336	588,222
Due From Employees	--	192,639
Total Current Assets	20,443,513	20,012,881

Property, Plant & Equipment, net	8,087,341	8,468,160
Total Assets	29,893,423	29,843,609

Minority Interest in Consolidated Subsidiary	--	418,309

Additional Paid in Capital	1,654,324	1,198,013
Retained Earnings	338,819	328,858
Statutory Reserve	592,231	590,380
Total Stockholders’ Equity	4,004,187	3,536,064
Total Liabilities and Stockholders’ Equity	29,893,423	29,843,609

The effect of the restatement on the Consolidated Statements of Income is shown below:

	Three Months Ended
	March 31, 2008
	As Reported	As Restated
General and Administrative Expenses	$278,185	$327,999
Total Operating Expenses	434,900	484,713
Income/Loss from Operations	(269,624)	(319,437)
Net Loss	(503,554)	(553,367)
Net Comprehensive Income	(360,580)	(410,394)
Earnings per Common Share - basic and diluted	(0.04)	(0.05)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 22, 2009                                                      CHINA STATIONERY AND OFFICE SUPPLY, INC.

By: /s/ Wei Chenghui
       Wei Chenghui, Chief Executive Officer